Fees Summary	Dec. 16, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 39,770,829.50
Previously Paid Amount	0.00
Total Fee Amount	5,492.36
Total Offset Amount	0.00
Net Fee	$ 5,492.36